Exhibit 10.1

AMENDMENT NO. 1

AMENDMENT AGREEMENT dated as of September 17, 2009 among PECO ENERGY COMPANY, a Pennsylvania corporation (the “Seller”), VICTORY RECEIVABLES CORPORATION, a Delaware corporation (“Victory”) and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH as agent (the “Agent”).

Preliminary Statements. (1) The Seller, Victory and the Agent are parties to a Trade Receivables Purchase and Sale Agreement dated as of December 20, 1988, as amended and restated as of November 14, 1995, as of January 1, 1999, as of November 14, 2000, as of November 14, 2005 and as further amended and restated as of September 19, 2008 (the “Agreement”; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Agreement) relating to certain Eligible Assets sold by the Seller and acquired by Victory; and

(2) The Seller, the Investor, the Owners and the Agent, as agent for the Investor and the Owners, desire to amend the Agreement;

NOW, THEREFORE, the parties agree as follows:

SECTION 1. Amendments to Agreement. (a) Section 1.01 of the Agreement is amended as follows:

(i) the definition of “Assignee Rate” is amended by deleting the term “1.5%” where it appears in clause (i) and in the first proviso thereof and replacing each with the term “2.25%” and by deleting the term “2.5%” in clause (ii) thereof and replacing it with the term “3.25%”.

(ii) clause (a) of the definition of “Facility Termination Date” is deleted in its entirety and replaced with the following:

“(a) September 16, 2010”.

(b) Section 2.10 of the Agreement is amended by deleting each occurrence of the term “2%” where it appears therein and replacing it with the term “3.25%”.

SECTION 2. Conditions Precedent. The terms and provisions of this Amendment Agreement shall become effective upon the execution and delivery of five (5) counterparts of each of (i) this Amendment Agreement, (ii) a new Fee Letter and (iii) Amendment No. 3 to the Inter-Creditor Agreement by the parties hereto and thereto, in each case in form and substance satisfactory to the Agent.

SECTION 3. Confirmation of Agreement. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment Agreement, and as hereinafter amended or restated.

SECTION 4. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE OWNERS IN THE RECEIVABLES, OR REMEDIES HEREUNDER, IN RESPECT THEREOF ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

SECTION 5. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile or by electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

SECTION 6. Seller’s Representations and Warranties. The Seller represents and warrants that this Amendment Agreement has been duly authorized, executed and delivered by the Seller pursuant to its corporate powers and constitutes the legal, valid and binding obligation of the Seller.

IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PECO ENERGY COMPANY

By:	Phillip S. Barnett
Name:	Phillip S. Barnett
Title:	Senior Vice President and
Chief Financial Officer

VICTORY RECEIVABLES CORPORATION

By:	Loise E. Colby
Name:	Loise E. Colby
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Agent

By:	Aditya Reddy
Name:	Aditya Reddy
Title:	Vice President and Manager

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